

APPROVED FOR PUBLIC DISTRIBUTION, NOVEMBER 2013

IP Business Congress Asia 2013

Phil Hartstein, President

November 18, 2013

finjan

www.finjan.com

Safe Harbor Statement

- The following presentation is an outline of matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. ("Finjan", "we" or "us").
- While we believe the information provided herein is reliable, as of the date hereof, neither Finjan nor any of its affiliates, subsidiaries, directors, officers, employees, agents and consultants (i) makes any representation or warranty as to the accuracy or completeness of the information contained in this document, (ii) undertakes any obligation to update any information contained herein, except to the extent required by applicable law, or (iii) takes any responsibility under any circumstances for any loss or damage suffered as a result of any omission, inadequacy, or inaccuracy in this document, except to the extent required by applicable law. The following presentation is intended as a summary only, contains selected information and does not purport to be all-inclusive or to contain all of the information that may be relevant to a decision to invest in our securities. You should not rely upon this document in evaluating the merits of investing in our securities. Any decision with respect to an investment in our securities should be made based solely upon appropriate examination of our business, including an examination of our filings with the Securities and Exchange Commission ("SEC").
- The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent and belief or current expectations of Finjan and its affiliates and subsidiaries and their respective management teams. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, those detailed in our filings with the SEC. Neither Finjan nor any of its affiliates undertakes any obligation to update and forward-looking statements for any reason, even if new information becomes available or other events occur in the future.
- This document does not constitute and should not be interpreted as either a recommendation or advice, including investment, financial, legal, tax, regulatory or accounting advice. You should conduct your own independent investigation as to the economic, financial, regulatory, tax and accounting implications of an investment in Finjan's securities, and you should consult your own attorney, business advisor, accounting and tax advisor for legal, business, accounting, regulatory or tax advice regarding an investment in Finjan.
- Finjan files annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC contain important information regarding Finjan, its business, financial condition, results of operations and prospects. You should assume that information contained in any of our filings with the SEC is only accurate as of the date specified in such filings. Our business, financial condition, results of operations and prospects may have changed materially since any such date. You are advised to carefully review the "Risk Factors" set forth in our Form S-1 filed with the SEC on July 16, 2013.
- Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.
- Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's internet website http://www.sec.gov and on Finjan's web site http://www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges.

Finjan's History as a Technology Company

finjan

Finjan is a technology company committed to investing in innovation and encouraging the development of intellectual property

Early Innovator in Software Security

- Spurred by a challenge to develop a "killer" Java application
- Founded by Shlomo Touboul, notable security expert
- Early recognition that inventions needed patent protection

finjan Vital Security
securing your web

Over $65M Invested in R&D

- 10 Facilities worldwide
- 150 employees
- 12 inventors across the patent portfolio



Web Security
Productivity & Web 2.0 Control
Data Leakage Prevention
Content Acceleration
Application Control
finjan

Broad Portfolio of Patents

- Issued and pending patents around the world
- Patents covering Finjan developed products
- Fundamental, not "feature," patents



Top Technology Investors

VC's
BESSEMER VENTURE PARTNERS
BENCHMARK CAPITAL
HARBOURVEST
ISRAEL SEED PARTNERS
BCV

Corporate
CISCO
Microsoft

1997 → Present Day

Innovative Products in the Marketplace

finjan

Finjan's product suite included software and appliances focused on protecting endpoint devices connecting through web or enterprise network infrastructure…

Small and Medium-Sized Business Solutions	Enterprise Solutions		Large Enterprise Solutions
			
NG-100	NG-5100	NG-6100	NG-8100

Awards & Recognition:

NETWORK PRODUCTS GUIDE PRODUCT INNOVATION 2009

Network Products Guide – Finjan's unified Secure Web Gateway announced the winner in the 2009 Product Innovations Web Security category

eWEEK Excellence Awards

Finjan's Vital Security Web Appliance 8.4 named WINNER for the Network Datastream Protection Category in eWEEK's Excellence Awards Program

Global Product Excellence in Web Security 2007 Info Security Products Guide CUSTOMER TRUST

Finjan Vital Security Web Appliance Wins 2007 Global Product Excellence Awards in Three Categories:

- *Excellence in Web Security*
- *Excellence in Anti-Malware*
- *Excellence in Gateways*

SC MAGAZINE

Finjan Vital Security Web Appliance NG-6100 receives 5 stars

…with Finjan's web security there will be no need to worry about getting caught napping by the latest round of web-based threats; it provides an essential last line of defense against new web threats

Intellectual Property Portfolio

finjan

Comprehensive focus on innovation and product development, aggressive patent protection, global perspective…


CANADA
1 Granted Patent
1 Patent Applications
U.K.
1 Granted Patent
GERMANY
1 Granted Patent
NETHERLANDS
1 Granted Patent
FRANCE
1 Granted Patent
JAPAN
1 Granted Patent
UNITED STATES
21 Granted Patents
3 Patent Applications
ITALY
1 Granted Patent
PCT Filings
1 Granted Patent
2 Patent Applications
ISRAEL
3 Granted Patents
1 Patent Application

** Some filings not yet published*

Finjan's patents enable the standard for today's online threat detection and protection technologies

Finjan as a Public Company

finjan

Original Investors Own 92% of FNJN Shares


26.26%
BENCHMARK CAPITAL
21.33%
ISRAEL SEED PARTNERS
21.03%
HARBOURVEST
CISCO
8.25%
BESSEMER VENTURE PARTNERS
3.42%
3.02%
BGV

- Public reporting standards and requirements mean increased transparency in our business model
- 92% of our shares held by original investors in Finjan and continue as beneficiaries of successful patent licensing and enforcement
- Renewed interest and commitment to re-investing in the cybersecurity space

Quick Facts

Ticker Symbol	(OTC MKT: FNJN)
Ownership	Institutional/Corporate Ownership – 99%
Fully Diluted Share Count	~22 million
Market Capitalization	~$129 million
Cash	~$29 million
2012 Income	~$100 million

Source: Company filings- 8-K, 6/4/2013 & S-1, 7/16/2013; Balance Sheet data as of June 30, 2013, Adjusted for 12-for-1 reverse stock split

Horizontally Integrated Disruptive Licensing Program

finjan

Single Vertical
(Legacy)

Standalone Vertical, Software Security

Behavior Based Threat Detection Spans Industry Verticals

Software	Web Infrastructure	Networking Equip.
$19.2B w/8% CAGR	$1.2B w/15% CAGR	$4.8B w/9% CAGR
Endpoint & Cloud	Web Gateway	Next Gen. Firewall
Comprehensive software protection for endpoint devices including the emergence of smartphone operating system security	Includes consumer and enterprise malware protection delivered over the cloud as well as web/gateway infrastructure protection	Traditional networking equipment now includes integrated malware protection. Both purpose built boxes and next gen firewall

Finjan Patented Innovations at the Core

* *Market Estimates from IDC, SEC documents, and other sources*

Todays IP, Enabling Tomorrow's Innovation

finjan

Finjan generates revenues by granting intellectual property licenses and protecting its proprietary inventions through active enforcement of patent rights, where necessary…

LICENSING 80%	LITIGATION 20%	SETTLEMENTS 80%
2005: Microsoft	2007: secure	2012: Confidential
2009: M86	2010: "2010 Litigation" (5 Defendants)	2012: Confidential
2012: Trustwave	2013: FireEye	
	2013: BLUE COAT	
	2013: websense	

Finjan has received more than $125 million in revenue from past licenses, settlements, and trial judgments

Finjan Timeline and History of Licensing

finjan

1997
- Founded in Israel by Shlomo Touboul

1999
- Opened U.S. Headquarters in San Jose, CA

2000
- Launched Malicious Code Research Center

2005 — Patent License
- Patent license and investment from Microsoft

2006
- Filed patent case against Secure Computing

2008 — Jury Award
- Won favorable jury verdict against Secure Computing

2009 — Patent License
- Merged Finjan operations and licensed patents to M86 Security

2010
- Additional case filed against five technology companies

2011 — Patent License
- Finjan licenses patents to Trustwave

2012 — 2 X Patent License
- Finjan signs licensing agreements with two companies (both confidential)

2013
- Renewed Focus on licensing of Finjan patents, new patent issuances

Since 2005, Finjan has secured *five patent licenses* and *one jury award* with global software and technology companies...

Licensing is Fundamental to a Knowledge Economy

finjan

There is no controversy, the patent system is not broken, US Courts have the tools to resolve disputes, the behavior of the licensing party should be evaluated individually

- **Best practices for licensing activities should include:**
  - Reasonable diligence to determine a patents enforceability and use by a prospective license
  - Professional communication with prospective licensee including details of analysis completed, including claims charts, and a basis for impacted sales
  - Commitment to negotiate on a good faith basis in an effort to identify a fair value license amendable to both parties
- **Best practices where litigation is initiated:**
  - Use best efforts to maximize efficiency of judicial resources
  - Minimize discovery and motion practice to material issues pertinent to each case
  - Maintain an open line of communication with defendant in efforts to identify a path to resolving the dispute



APPROVED FOR PUBLIC DISTRIBUTION, NOVEMBER 2013

Thank You

finjan

www.finjan.com